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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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               Date of report (Date of earliest event reported):

                               SEPTEMBER 28, 2000

                           GOLF TRUST OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)




      Maryland                        000-22091                33-0724736
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
 of Incorporation)                   File Number)         Identification number)


            14 North Adger's Wharf, Charleston, South Carolina 29401
               (Address of principal executive offices) (Zip Code)


                                  (843)723-4653
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On September 28, 2000, Golf Trust of America, Inc. (the "Company") issued a press release announcing that its Board of Directors has elected to pursue a sale of the Company or an orderly disposition of the assets of the Company. A copy of that press release is being filed herewith as Exhibit 99.1.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

         The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

EXHIBIT NO.               DESCRIPTION
-----------               ------------------------------------------------------
99.1                      Press Release of the Company dated September 28, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GOLF TRUST OF AMERICA, INC.



Date:  September 29, 2000          By: /s/ W. BRADLEY BLAIR, II
                                      --------------------------------
                                   Name:  W. Bradley Blair, II
                                   Title:  President and Chief Executive Officer



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                                  EXHIBIT INDEX

         Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.


EXHIBIT NO.               DESCRIPTION
-----------               ------------------------------------------------------
99.1                      Press Release of the Company dated September 28, 2000.




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